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                                                                    EXHIBIT 99.2

                              STATEMENT PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Stratasys, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
W. Stenoien, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 12, 2003                       By:  /s/  Thomas W. Stenoien
                                              ----------------------------------
                                                   Thomas W. Stenoien
                                                   Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Stratasys, Inc. and will be retained by Stratasys, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.